Exhibit 10.1

EXECUTION COPY

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

FIRST AMENDMENT TO

ASSET REPRESENTATIONS REVIEW AGREEMENT

This FIRST AMENDMENT TO ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of February 21, 2017 (this “Amendment”), is among American Express Receivables Financing Corporation III LLC, a Delaware limited liability company (“RFC III”), and American Express Receivables Financing Corporation IV LLC, a Delaware limited liability company (“RFC IV”), as Transferors, American Express Travel Related Services Company, Inc., a New York corporation (“TRS”), as Servicer, and Clayton Fixed Income Services LLC, a Delaware limited liability company (“Clayton”), as Asset Representations Reviewer. This Amendment amends the Asset Representations Review Agreement, dated as of July 20, 2016 (as amended, supplemented and otherwise modified from time to time, the “Asset Representations Review Agreement” and, together with this Amendment, the “Amended Asset Representations Review Agreement”).

RECITALS

WHEREAS, RFC III and RFC IV, as Transferors, TRS, as Servicer, and Clayton have previously entered into the Asset Representations Review Agreement; and

WHEREAS, pursuant to Section 9.01 of the Asset Representations Review Agreement, the parties hereto desire to amend the Asset Representations Review Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Asset Representations Review Agreement.

ARTICLE II

AMENDMENTS

SECTION 2.01. Amendment to Article III. The following Section 3.13 is hereby inserted immediately following Section 3.12 of the Asset Representations Review Agreement:

Section 3.13 Regulation AB Information

(a) The Asset Representations Reviewer shall (x) within 30 calendar days after prior written request from the Transferors, provide to the Transferors such information regarding the Asset Representations Reviewer as is required for purposes of compliance with Items 1109(b), 1117 and 1119 of Regulation AB in connection with the Trust’s Annual Report on Form 10-K, and (y) within five (5) Business Days after prior written request from the Transferors, enter into an Indemnification Agreement in substantially the form of Exhibit B hereto in connection with a Series of Certificates (as such term is defined in the Indemnification Agreement referenced herein).

(b) As promptly as practicable following notice to or discovery by the Asset Representations Reviewer of any material changes to the most recently provided information for purposes of compliance with Items 1109(b), 1117 or 1119 of Regulation AB, provide to the Transferors, in writing, notice of such material changes.

(c) Information regarding the Asset Representations Reviewer for purposes of compliance with Items 1109(b), 1117 and 1119 of Regulation AB (“Regulation AB Information”) shall include:

(i) the Asset Representations Reviewer’s name and form of organization;

(ii) a description of the extent to which the Asset Representations Reviewer has had prior experience serving as an asset representations reviewer for asset-backed securities involving credit card receivables;

(iii) a description of any affiliation between the Asset Representations Reviewer and any of the following parties to a securitization transaction to which this Agreement relates, as such parties are identified by name to the Asset Representations Reviewer by the Transferors in the written requests made to the Asset Representations Reviewer pursuant to clause (a) of this Section 3.13;

(A) the sponsor;

(B) any depositor;

(C) the issuing entity;

(D) any servicer;

(E) any trustee;

(F) any originator;

(G) any significant obligor;

(H) any enhancement or support provider;

(I) any underwriter;

(J) any person hired by the sponsor or an underwriter to perform due diligence on the Receivables; and

(K) any other material transaction party; and

(iv) a description of any material pending legal or other proceedings involving the Asset Representations Reviewer or of which any property of the Asset Representations Reviewer is subject that, individually or in the aggregate as to the Asset Representations Reviewer, would have a material adverse impact on investors in the Certificates.

(d) In connection with each Annual Report on Form 10-K and each Distribution Report on Form 10-D with respect to the Certificates filed by or on behalf of the Transferors, the Asset Representations Reviewer shall be deemed to represent and warrant, as of the date that is fifteen (15) days prior to the date of filing for each Annual Report on Form 10-K with respect to the Regulation AB Information most recently provided by the Asset Representations Reviewer, and as of the related Payment Date for each Distribution Report on Form 10-D with respect to the Regulation AB Information most recently provided by the Asset Representations Reviewer, that such Regulation AB Information is materially correct and does not have any material omissions (to the extent Transferors have identified the transaction parties to the Asset Representations Reviewer), unless the Asset Representations Reviewer has provided an update to such Regulation AB Information.

SECTION 2.02. Amendment to the Exhibits. Exhibit B attached hereto shall hereby be inserted immediately following Exhibit A to the Asset Representations Review Agreement.

ARTICLE III

MISCELLANEOUS

SECTION 3.01. Asset Representations Review Agreement in Full Force and Effect as Amended. The Asset Representations Review Agreement is hereby amended by providing that all references therein to the “Asset Representations Agreement,” “this Agreement,” “hereby,” “hereof” and “herein” shall be deemed from and after the effective date of this Amendment to be a reference to the Amended Asset Representations Review Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Asset Representations Review Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their terms, and except as expressly provided herein, this Amendment shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Asset Representations Review Agreement.

SECTION 3.02. Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

SECTION 3.03. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 3.04. Effectiveness. The amendments provided for by this Amendment shall become effective as of February 21, 2017 upon a duly executed counterpart of this Amendment from each party hereto. However, it shall also be a condition to the effectiveness of this Amendment that the Transferors shall have provided prior notice of the substance of such amendment to the Trustee and each Rating Agency.

[Signature page follows]

IN WITNESS WHEREOF, the Transferors, TRS and Clayton have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC as Transferor

By:	/s/ Denise D. Roberts
Name: Denise D. Roberts Title: President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC as Transferor

By:	/s/ Denise D. Roberts
Name: Denise D. Roberts Title: President

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., as Servicer

By:	/s/ David L. Yowan
Name: David L. Yowan Title: Treasurer

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:	/s/ Robert A. Harris
Name: Robert A. Harris Title: Secretary

[First Amendment to Asset Representations Review Agreement]

Acknowledged by: AMERICAN EXPRESS CENTURION BANK, as Account Owner

By	/s/ Denise D. Roberts
Name: Denise D. Roberts Title: Chief Financial Officer and Treasurer

AMERICAN EXPRESS BANK, FSB, as Account Owner

By	/s/ Denise D. Roberts
Name: Denise D. Roberts Title: Chief Financial Officer and Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By	/s/ Michael D. Commisso
Name: Michael D. Commisso Title: Vice President

[First Amendment to Asset Representations Review Agreement]

EXHIBIT A

FORM OF INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT, dated as of [                ], 20[    ], is between American Express Receivables Financing Corporation III LLC (“RFC III”) and American Express Receivables Financing Corporation IV LLC (“RFC IV” and, together with RFC III, the “Transferors”), as Transferors, American Express Travel Related Services Company, Inc. (“TRS”), as Servicer, and Clayton Fixed Income Services LLC (the “Asset Representations Reviewer”).

BACKGROUND

The Transferors have engaged the Asset Representations Reviewer in connection with the American Express Credit Account Master Trust (the “Trust”) pursuant to the Asset Representations Review Agreement (as defined below).

Clayton has provided to the Transferors information required by Regulation AB pursuant to Section 3.13 of the Asset Representations Review Agreement for use in the Preliminary Prospectus and the Prospectus in connection with the issuance of Series 20[    ]-[    ] [Fixed][Floating] Rate Asset Backed Certificates (as defined below), and has agreed to provide indemnification to the Transferors for such information.

In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

Section 1.1 Certain Defined Terms. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise. Capitalized terms used herein but not defined below shall have the meanings given in the Asset Representations Review Agreement.

“Agreement” means this Indemnification Agreement, as the same may be amended in accordance with the terms hereof.

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated July 20, 2016, among American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, as such agreement may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Clayton Information” means the information attached hereto as Exhibit A.

“Offered Certificates” means the Series 20[    ]-[    ] [Fixed][Floating] Rate Asset Backed Certificates offered pursuant to the Preliminary Prospectus.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Preliminary Prospectus” means the preliminary prospectus, dated [                ], 20[    ], relating to the offering of the Offered Certificates.

“Prospectus” means the prospectus, dated [                ], 20[    ], relating to the offering of the Offered Certificates.

“Securities Act” means the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated thereunder, as may be amended or modified from time to time.

“Securities Exchange Act” means the provisions of the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder, as may be amended or modified from time to time.

ARTICLE II. REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties from Each Party. Each party hereto represents and warrants that:

(a) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(b) this Agreement has been duly authorized, executed and delivered by such party; and

(c) assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party.

Section 2.2 Representations and Warranties from the Asset Representations Reviewer. The Asset Representations Reviewer represents and warrants to the Transferors that as of the dates of the Preliminary Prospectus and the Prospectus, respectively, there were no material pending legal or other proceedings involving the Asset Representations Reviewer or of which any property of the Asset Representations Reviewer is subject that, individually or in the aggregate as to the Asset Representations Reviewer, would have a material adverse impact on investors in the Offered Certificates. As promptly as possible following notice to or discovery by the Asset Representations Reviewer of any event or circumstance that would make the representation and warranty in the previous sentence untrue, the Asset Representations Reviewer shall provide the Transferors notice of such event or circumstance.

ARTICLE III. INDEMNIFICATION

Section 3.1 Indemnification. To the fullest extent permitted by law, the Asset Representations Reviewer agrees to indemnify and hold harmless each Transferor and its officers, directors, shareholders, employees, agents and each Person, if any, who controls each such Transferor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, investigations, proceedings, costs, expenses or disbursements (including reasonable legal fees and expenses) (“Indemnifiable Amounts”) of any nature resulting from or directly related to (i) any untrue statement of a material fact contained in the Clayton Information, (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or (iii) a breach of any of the representations and warranties of the Asset Representations Reviewer contained in Section 2.2 of this Agreement, in each case solely to the extent that such Indemnifiable Amounts are not incurred as a result of the Transferors’ willful misconduct, misfeasance, bad faith, fraud or negligence. In no event shall the Asset Representations Reviewer be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Asset Representations Reviewer has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 3.2 Notification; Procedural Matters. Promptly after receipt by any indemnified party under Section 3.1 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under Section 3.1, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 3.1 except to the extent it has been materially prejudiced by such failure; provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under Section 3.1. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party elects to assume the defense thereof, it may participate with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent shall not be unreasonably withheld. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) representing an indemnified party separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

ARTICLE IV. GENERAL

Section 4.1 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their affiliates and their respective successors and assigns and the officers, directors, shareholders, employees, agents and controlling Persons referred to in Article III hereof and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

Section 4.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.3 Acknowledgement. The Asset Representations Reviewer hereby acknowledges and agrees that the Clayton Information has been used in the Preliminary Prospectus and the Prospectus.

Section 4.4 Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

Section 4.5 Notices. All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Transferors, American Express Receivables Financing Corporation III LLC, 4315 South 2700 West, Room 1100, 02-01-46A, Salt Lake City, Utah 84184, Attention: President, and American Express Receivables Financing Corporation IV LLC, 4315 South 2700 West, Room 1100, 02-01-46B, Salt Lake City, Utah 84184, Attention: President, with a copy to American Express Travel Related Services Company, Inc., as administrator, American Express Tower, 200 Vesey Street, New York, New York 10285, Attention: Treasurer; (b) in the case of TRS, American Express Travel Related Services Company, Inc., American Express Tower, 200 Vesey Street, New York, New York 10285, Attention: Treasurer and (c) in the case of the Asset Representations Reviewer, Clayton Fixed Income Services LLC, 1700 Lincoln Street, Suite 2600, Denver, Colorado 80203, Attention: SVP, Surveillance; with a copy to Clayton Fixed Income Services LLC, 100 Beard Sawmill Road, Ste. 200, Shelton, Connecticut 06484, Attention: General Counsel; or, in each case, to such other address as to which the applicable party has notified the other parties in writing pursuant to this Section.

Section 4.6 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 4.7 Submission to Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:

SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF; AND

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

Section 4.8 Benefit of Agreement. This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns. No other Person will have any right or obligation under this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC as Transferor

By:
Name: Title:

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC as Transferor

By:
Name: Title:

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., as Servicer

By:
Name: Title:

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:
Name: Title:

S-1	Clayton Indemnification Agreement

Exhibit A

CLAYTON INFORMATION

Item 1109(b)(1)-(2):

[            ]

Item 1117:

[            ]

Item 1119:

[            ]

Exhibit A-1	Clayton Indemnification Agreement